                                                                    Exhibit 10.3


                                                                          [LOGO]



                                  CONFIRMATION

DATE:             March 30, 2007

TO: Wells Fargo Bank, N.A., not in its individual capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Banc of America Funding 2007-B Supplemental Interest Trust ("Counterparty")
                  Phone #: 410-884-2000
                  Fax #: 410-715-2380

ATTN:             Client Manager -- BAFC 2007-B

FROM:             The Bank of New York ("BNY")
                  Derivative Products Support Department
                  32 Old Slip, 16th Floor
                  New York, New York 10286
                  Attn:  Swap Confirmation Dept.
                  Phone #: 212-804-5163/5161/5103
                  Fax #:  212-804-5818/5837
                  Email: Irdsuppdocs@BankofNY.com

RE:               Transaction Reference Number: 39137

================================================================================


     The purpose of this letter (this "Confirmation") is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

     The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. In case you are located in a state of the European Union other than the United Kingdom, The Bank of New York Europe Ltd., an indirect subsidiary of BNY, has acted as arranger for the Transaction.

     This Confirmation constitutes a "Confirmation" as referred to in and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of March 30, 2007, as amended and supplemented from time to time (the "Agreement"), between BNY and Counterparty. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Notional Amount:                    The  amount  set  forth  on  the  Schedule I
                                    attached hereto for  such Calculation Period

Trade Date:                         March 27, 2007

Effective Date:                     March 20, 2012

Termination Date:                   March 20, 2017


FIXED AMOUNTS

Fixed Amount Payer:                 Counterparty

Fixed Amount:                       USD [_______]

Fixed Amount Payer
Payment Date:                       March 30, 2007


FLOATING AMOUNTS

Floating Rate Payer:                BNY

Cap Rate:                           For  each  Calculation  Period, as set forth
                                    for such period on Schedule I attached hereto.

Ceiling Rate:                       For each Calculation  Period, as  set  forth
                                    for such period on Schedule I attached hereto.

Floating Rate Payer
Period End Dates:                   The  20th  day  of each month,  beginning on
                                    April 20, 2012 and ending on the Termination
                                    Date with No Adjustment.

Floating Rate Payer
Payment Dates:                      Early  Payment   shall  be  applicable.  The
                                    Floating Rate Payer Payment Date shall be one (1) Business Day preceding each Floating
                                    Rate Payer Period End Date.

Floating Rate Option:               USD-LIBOR-BBA,  provided,  however,  if  the
                                    Floating  Rate   Option  for  a  Calculation
                                    Period is greater than the Ceiling Rate then
                                    the    Floating   Rate   Option   for   such
                                    Calculation Period shall be deemed equal the Ceiling Rate.

Designated Maturity:                1 month

Spread:                             None

Floating Rate Day Count
Fraction:                           Actual/360

Reset Dates:                        The first day of each Calculation Period  or
                                    Compounding  Period,   if   Compounding   is
                                    applicable

Compounding:                        Inapplicable


ADDITIONAL TERMS

Business Days:                      New York and London

Calculation Agent:                  BNY


Payment Instructions:
         When remitting funds
         to us, please pay:         The Bank of New York
                                    Derivative Products Support Department
                                    ABA #:  021000018
                                    Account #:  890-0068-175
                                    Reference: Interest Rate Swaps

        We will pay you at:         Wells Fargo Bank, N.A.
                                    ABA #: 121-000-248
                                    Acct #: 3970771416
                                    Acct. Name: SAS Clearing
                                    FFC: 50990201, BAFC 2007-B Swap Account

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it by facsimile to:
Derivative Products Support Department, Attn: Kenny Au-Yeung / Eugene Chun at 212-804-5818/5837.




                                                     THE BANK OF NEW YORK

                                                     By:  /s/ Renee Etheart
                                                        ------------------------

                                                     Name: Renee Etheart

                                                     Title: Vice President




Accepted and confirmed as
of the date first written:
WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE BANC OF AMERICA FUNDING 2007-B SUPPLEMENTAL INTEREST TRUST

By:  /s/ Darron Woodus
   -----------------------------------

Name:  Darron Woodus

Title:  Assistant Vice President

Ref #: 39137

                                   Schedule I



-----------------------------------------------------------------------------------------------------
  Accrual Start Date    Accrual End Date   Notional Amount (in USD)   Cap Rate (%) Ceiling Rate (%)
-----------------------------------------------------------------------------------------------------
       3/20/2012           4/20/2012             85,600,875.66            6.56           6.66
-----------------------------------------------------------------------------------------------------
       4/20/2012           5/20/2012             83,131,251.35            6.70           6.80
-----------------------------------------------------------------------------------------------------
       5/20/2012           6/20/2012             80,737,467.51            6.86           6.96
-----------------------------------------------------------------------------------------------------
       6/20/2012           7/20/2012             78,417,192.43            7.00           7.10
-----------------------------------------------------------------------------------------------------
       7/20/2012           8/20/2012             76,168,192.45            7.15           7.25
-----------------------------------------------------------------------------------------------------
       8/20/2012           9/20/2012             71,714,911.40            7.29           7.39
-----------------------------------------------------------------------------------------------------
       9/20/2012           10/20/2012            69,651,401.36            7.27           7.52
-----------------------------------------------------------------------------------------------------
      10/20/2012           11/20/2012            67,651,091.25            7.43           7.68
-----------------------------------------------------------------------------------------------------
      11/20/2012           12/20/2012            65,712,041.07            7.57           7.82
-----------------------------------------------------------------------------------------------------
      12/20/2012           1/20/2013             63,832,292.16            7.70           7.95
-----------------------------------------------------------------------------------------------------
       1/20/2013           2/20/2013             62,010,309.77            7.83           8.08
-----------------------------------------------------------------------------------------------------
       2/20/2013           3/20/2013             58,556,707.73            7.95           8.20
-----------------------------------------------------------------------------------------------------
       3/20/2013           4/20/2013             56,879,780.17            8.08           8.33
-----------------------------------------------------------------------------------------------------
       4/20/2013           5/20/2013             55,253,541.72            8.14           8.46
-----------------------------------------------------------------------------------------------------
       5/20/2013           6/20/2013             53,676,453.52            8.25           8.57
-----------------------------------------------------------------------------------------------------
       6/20/2013           7/20/2013             52,147,025.18            8.37           8.69
-----------------------------------------------------------------------------------------------------
       7/20/2013           8/20/2013             50,663,839.44            8.47           8.79
-----------------------------------------------------------------------------------------------------
       8/20/2013           9/20/2013             47,615,362.97            8.18           8.89
-----------------------------------------------------------------------------------------------------
       9/20/2013           10/20/2013            46,220,588.35            8.28           8.99
-----------------------------------------------------------------------------------------------------
      10/20/2013           11/20/2013            44,867,893.68            8.36           9.07
-----------------------------------------------------------------------------------------------------
      11/20/2013           12/20/2013            43,555,987.55            8.45           9.16
-----------------------------------------------------------------------------------------------------
      12/20/2013           1/20/2014             42,283,664.69            8.54           9.25
-----------------------------------------------------------------------------------------------------
       1/20/2014           2/20/2014             41,050,068.91            8.60           9.31
-----------------------------------------------------------------------------------------------------
       2/20/2014           3/20/2014             38,609,829.48            8.66           9.37
-----------------------------------------------------------------------------------------------------
       3/20/2014           4/20/2014             37,448,870.59            8.73           9.44
-----------------------------------------------------------------------------------------------------
       4/20/2014           5/20/2014             36,322,970.42            8.26           9.50
-----------------------------------------------------------------------------------------------------
       5/20/2014           6/20/2014             35,231,065.36            8.30           9.54
-----------------------------------------------------------------------------------------------------
       6/20/2014           7/20/2014             34,172,124.61            8.35           9.59
-----------------------------------------------------------------------------------------------------
       7/20/2014           8/20/2014             33,145,157.97            8.36           9.60
-----------------------------------------------------------------------------------------------------
       8/20/2014           9/20/2014             32,149,178.61            8.39           9.63
-----------------------------------------------------------------------------------------------------
       9/20/2014           10/20/2014            31,183,255.87            8.41           9.65
-----------------------------------------------------------------------------------------------------
      10/20/2014           11/20/2014            30,246,473.16            8.41           9.65
-----------------------------------------------------------------------------------------------------
      11/20/2014           12/20/2014            29,337,951.23            8.42           9.66
-----------------------------------------------------------------------------------------------------
      12/20/2014           1/20/2015             28,456,841.49            8.41           9.65
-----------------------------------------------------------------------------------------------------
       1/20/2015           2/20/2015             27,602,342.06            8.40           9.64
-----------------------------------------------------------------------------------------------------
       2/20/2015           3/20/2015             26,773,583.60            8.37           9.61
-----------------------------------------------------------------------------------------------------
       3/20/2015           4/20/2015             25,969,811.93            8.35           9.59
-----------------------------------------------------------------------------------------------------
       4/20/2015           5/20/2015             25,190,258.70            8.32           9.56
-----------------------------------------------------------------------------------------------------
       5/20/2015           6/20/2015             24,434,190.27            8.28           9.52
-----------------------------------------------------------------------------------------------------
       6/20/2015           7/20/2015             23,700,895.21            8.76           9.47
-----------------------------------------------------------------------------------------------------
       7/20/2015           8/20/2015             22,989,682.73            8.72           9.43
-----------------------------------------------------------------------------------------------------
       8/20/2015           9/20/2015             22,299,885.74            8.67           9.38
-----------------------------------------------------------------------------------------------------
       9/20/2015           10/20/2015            21,630,854.29            8.60           9.31
-----------------------------------------------------------------------------------------------------
      10/20/2015           11/20/2015            20,981,960.56            8.51           9.22
-----------------------------------------------------------------------------------------------------
      11/20/2015           12/20/2015            20,352,591.86            8.42           9.13
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
      12/20/2015           1/20/2016             19,742,148.62            8.73           9.05
-----------------------------------------------------------------------------------------------------
       1/20/2016           2/20/2016             19,150,003.36            8.63           8.95
-----------------------------------------------------------------------------------------------------
       2/20/2016           3/20/2016             18,575,554.94            8.54           8.86
-----------------------------------------------------------------------------------------------------
       3/20/2016           4/20/2016             18,018,362.96            8.51           8.76
-----------------------------------------------------------------------------------------------------
       4/20/2016           5/20/2016             17,477,932.95            8.40           8.65
-----------------------------------------------------------------------------------------------------
       5/20/2016           6/20/2016             16,953,757.58            8.30           8.55
-----------------------------------------------------------------------------------------------------
       6/20/2016           7/20/2016             16,445,297.07            8.18           8.43
-----------------------------------------------------------------------------------------------------
       7/20/2016           8/20/2016             15,952,117.94            8.07           8.32
-----------------------------------------------------------------------------------------------------
       8/20/2016           9/20/2016             15,473,731.96            7.95           8.20
-----------------------------------------------------------------------------------------------------
       9/20/2016           10/20/2016            15,009,624.25            7.96           8.06
-----------------------------------------------------------------------------------------------------
      10/20/2016           11/20/2016            14,559,335.84            7.84           7.94
-----------------------------------------------------------------------------------------------------
      11/20/2016           12/20/2016            14,122,499.57            7.72           7.82
-----------------------------------------------------------------------------------------------------
      12/20/2016           1/20/2017             13,698,665.51            7.59           7.69
-----------------------------------------------------------------------------------------------------
       1/20/2017           2/20/2017             13,284,802.38            7.46           7.56
-----------------------------------------------------------------------------------------------------
       2/20/2017           3/20/2017             12,877,580.65            7.33           7.43
-----------------------------------------------------------------------------------------------------